UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 12, 2007

Northrim BanCorp, Inc.
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

3111 C Street, Anchorage, Alaska		99503

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (907) 562-0062
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
NORTHRIM BANCORP, INC.
Anchorage, Alaska
July 12, 2007
Item 8.01. Other Events
On July 12, 2007, Northrim BanCorp, Inc. (the “Company”) made available to its shareholders and others, via the Company’s website, a fact sheet detailing the highlights of its proposed acquisition and merger of Alaska First Bank & Trust, N.A. with and into its subsidiary, Northrim Bank, as announced by press release dated June 27, 2007.
A copy of the fact sheet is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(a) Financial statements – not applicable.
(b) Proforma financial information – not applicable.

(c)	EXHIBIT	DESCRIPTION

	99.1	Fact sheet dated July 6, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHRIM BANCORP, INC.
Date: July 12, 2007	By:	/s/ R. Marc Langland
R. Marc Langland
Chairman, President, & CEO

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